Exhibit 99.5

ARTICLES OF AMENDMENT

TO THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

MINTO BUILDERS (FLORIDA), INC.

WITH RESPECT TO 125 SHARES OF

12.5% SERIES B CUMULATIVE NON-VOTING PREFERRED STOCK

The undersigned hereby certify to the State of Florida Department of State that:

FIRST:  The name of the corporation is Minto Builders (Florida), Inc. (the “Corporation”).

SECOND: Under a power contained in Section 607.0602 of the Florida Business Corporation Act and Article III of the Corporation’s Articles of Incorporation, as heretofore amended (which, as hereafter restated or amended from time to time, are together with these Articles of Amendment herein called the “Charter”), the Board of Directors, by resolution duly adopted through a unanimous written consent dated October 7, 2005, classified and designated 125 shares of unissued preferred stock, par value $0.01 per share, of the Corporation (the “Preferred Stock”) as 12.5% Series B Cumulative Non-Voting Preferred Stock with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which hereafter shall be deemed to be a part of Article III of the Charter, with any necessary or appropriate changes to the enumeration or lettering of any section or subsection thereof.

Series B Preferred Stock

(1)                                  DESIGNATION AND NUMBER.  A Series of Preferred Stock, designated the “12.5% Series B Cumulative Non-Voting Preferred Stock” (the “Series B Preferred Stock”), is hereby established.  The number of shares of Series B Preferred Stock shall be 125.

(2)                                  RANK.  The Series B Preferred Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, rank senior to all classes or series of shares of Common Stock and voting stock (collectively, “Common Shares”) of the Corporation and to all other equity securities issued by the Corporation.  The term “equity securities” shall not include convertible debt securities.

(3)                                  DIVIDENDS.

(a)                                  Each holder of the then outstanding shares of Series B Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors of the Corporation, out of funds legally available for the payment of dividends, cumulative preferential cash dividends at the rate of 12.5% of the total of $1,000.00 liquidation preference per annum plus all accumulated and unpaid dividends thereon.  Such dividends shall accrue on a daily basis and be cumulative from the first date on which any Series B Preferred Share is issued, such issue date to be contemporaneous with the receipt by the Corporation of subscription funds for the Series B Preferred Stock (the “Original Issue Date”), and shall be payable semi-annually in arrears on or before June 30 and December 31 of each year or, if not a business day, the next succeeding business day (each, a “Dividend Payment Date”).  Any dividend payable on the Series B Preferred Stock for any partial dividend period will be computed on the basis of a

360-day year consisting of twelve 30-day months (it being understood that the dividend payable on December 31, 2005 will be for less than the full dividend period).  A “dividend period” shall mean, with respect to the first “dividend period,” the period from and including the Original Issue Date to and including the first Dividend Payment Date, and with respect to each subsequent “dividend period,” the period from but excluding a Dividend Payment Date to and including the next succeeding Dividend Payment Date or other date as of which accrued dividends are to be calculated.  Dividends will be payable to holders of record as they appear in the shares records of the Corporation at the close of business on the applicable record date, which shall be the fifteenth day of the calendar month in which the applicable Dividend Payment Date falls or on such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).

(b)                                 No dividends on shares of Series B Preferred Stock shall be declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such Charter, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such Charter or payment shall be restricted or prohibited by law.

(c)                                  Notwithstanding the foregoing, dividends on the Series B Preferred Stock shall accrue whether or not the terms and provisions set forth in Section 3(b) hereof at any time prohibit the current payment of dividends, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared.  Furthermore, dividends will be declared and paid when due in all events to the fullest extent permitted by law.  Accrued but unpaid dividends on the Series B Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable.

(d)                                 Except as provided in Section 3(e) below, unless full cumulative dividends on the Series B Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than in Common Shares or in shares of any Series of Preferred Stock ranking junior to the Series B Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Shares, or any Preferred Stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends or upon liquidation, nor shall any Common Shares, or any shares of Preferred Stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation (except by conversion into or exchange for other shares of beneficial interest of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation and except for transfers made pursuant to the provisions of Article VI of the Charter).

(e)                                  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) on the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock shall be declared pro rata.

(f)                                    Any dividend payment made on shares of the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.  Holders of the Series B Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares in excess of full cumulative dividends on the Series B Preferred Stock as described above.

(4)                                  LIQUIDATION PREFERENCE.

(a)                                  Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series B Preferred Stock then outstanding are entitled to be paid out of the assets of the Corporation, legally available for distribution to its shareholders, a liquidation preference of $1,000.00 per share, plus an amount equal to any accrued and unpaid dividends to the date of payment, plus, if applicable, the Redemption Premium (as defined below) then in effect, before any distribution of assets is made to holders of Common Shares or any Series of Preferred Stock of the Corporation that ranks junior to the Series B Preferred Stock as to liquidation rights.

(b)                                 In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock, then the holders of the Series B Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c)                                  After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Corporation.

(d)                                 Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 15 nor more than 60 days prior to the payment date stated therein, to each record holder of the Series B Preferred Stock at the respective addresses of such holders as the same shall appear on the shares transfer records of the Corporation.

(e)                                  The consolidation or merger of the Corporation with or into any other corporation, Corporation or entity or of any other entity with or into the Corporation, or the sale, lease or conveyance of all or substantially all of the assets or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

(5)                                  REDEMPTION.

(a)                                  Right of Optional Redemption.  The Corporation, at its option and upon not less than 15 nor more than 60 days’ written notice, may redeem shares of the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $1,000.00 per share, plus all accrued and unpaid dividends thereon to and including the date fixed for redemption (except as provided in Section 5(c) below), plus a redemption premium per share (each, a “Redemption Premium”) as follows:  (1) until December 31, 2007, $200; (2) from January 1, 2008 to December 31, 2008, $150; (3) from January 1, 2009 to December 31, 2009, $100; (4) from January 1, 2010 to December 31, 2010, $50 and thereafter, no Redemption Premium.  If less than all of the outstanding Series B Preferred Stock are to be redeemed, the Series B Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Corporation.

(b)                                 Limitations on Redemption.  Unless full cumulative dividends on all shares of Series B Preferred Stock shall have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series B Preferred Stock shall be redeemed unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series B Preferred Stock (except by exchange for shares of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation); provided, however, that the foregoing shall not prevent the purchase by the Corporation of shares transferred to a Charitable Beneficiary (as defined in the Charter) pursuant to Article VI of the Charter in order to ensure that the Corporation remains qualified as a REIT for federal income tax purposes or the purchase or acquisition of shares of Series B Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock.

(c)                                  Rights to Dividends on Shares Called for Redemption.  Immediately prior to or upon any redemption of Series B Preferred Stock, the Corporation shall pay, in cash, any accumulated and unpaid dividends to and including the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series B Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.

(d)                                 Procedures for Redemption.

(i)                                     Notice of redemption will be mailed by or on behalf of the Corporation, postage prepaid, not less than 15 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series B Preferred Stock to be redeemed at their respective addresses as they appear on the shares transfer records of the Corporation.  No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock except as to the holder to whom notice was defective or not given.

(ii)                                  In addition to any information required by law or by the applicable rules of any exchange upon which Series B Preferred Stock may be listed or admitted to trading, such notice shall state:  (A) the redemption date; (B) the redemption price; (C) the number of shares of Series B Preferred Stock to be redeemed; (D) the place or places where the Series B Preferred Stock are to be surrendered (if so required in the notice) for payment of the redemption price; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date.  If less than all of the Series B Preferred Stock held by any holder is to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred Stock held by such holder to be redeemed.

(iii)                               If notice of redemption of any shares of Series B Preferred Stock has been given and if the funds necessary for such redemption have been set aside by the Corporation for the benefit of the holders of any shares of Series B Preferred Stock so called for redemption, then, from and after the redemption date, dividends will cease to accrue on such shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the redemption price.  Holders of Series B Preferred Stock to be redeemed shall surrender such Series B Preferred Stock at the place designated in such notice and, upon surrender in accordance with said notice of the certificates for shares of Series B Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series B Preferred Stock shall be redeemed by the Corporation at the redemption price plus any accrued and unpaid dividends payable upon such redemption and the Redemption Premium, if applicable.  In case less than all the shares of Series B

Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued evidencing the unredeemed shares of Series B Preferred Stock without cost to the holder thereof.

(iv)                              The deposit of funds with a bank or trust corporation for the purpose of redeeming Series B Preferred Stock shall be irrevocable except that:

(A)                              the Corporation shall be entitled to receive from such bank or trust corporation the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(B)                                any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series B Preferred Stock entitled thereto at the expiration of two years from the applicable redemption dates shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(e)                                  Application of Article VI.  The shares of Series B Preferred Stock are subject to the provisions of Article VI of the Charter, including, without limitation, the provision for the redemption of shares transferred to the Charitable Beneficiary.

(f)                                    Status of Redeemed Shares.  Any shares of Series B Preferred Stock that shall at any time have been redeemed or otherwise acquired by the Corporation shall, after such redemption or acquisition, have the status of authorized but unissued Preferred Stock, without designation as to Series until such shares are once more classified and designated as part of a particular Series by the Board of Directors of the Corporation.

(6)                                  VOTING RIGHTS.  Except (a) as provided in this Section or (b) where a vote by class is required by law, the holders of the Series B Preferred Stock shall not be entitled to vote on any matter submitted to stockholders for a vote.  Notwithstanding the foregoing, the consent of the holders of a majority of the outstanding Series B Preferred Stock (excluding any shares owned by any holder controlling, controlled by, or under common control with, the Corporation), voting as a separate class, shall be required for (a) authorization or issuance of any equity security senior to or on a parity with the Series B Preferred Stock, (b) any amendment to the Corporation’s Charter which has a material adverse effect on the rights and preferences of the Series B Preferred Stock or (c) any reclassification of the Series B Preferred Stock.

(7)                                  CONVERSION.  The Series B Preferred Shares are not convertible into or exchangeable for any other property or securities of the Corporation.

THIRD:  The Series B Preferred Stock have been classified and designated by the Board of Directors of the Corporation under the authority contained in the Charter.

FOURTH:  These Articles of Amendment contain amendments to the Corporation’s Articles of Incorporation requiring shareholder approval and the sole shareholder of the Corporation, by resolution duly adopted by written consent effective as of October 11, 2005, has cast a number of votes sufficient for approval of these Articles of Amendment.  Further, the Board of Directors of the Corporation, by

resolution duly adopted by written consent effective as of October 11, 2005, approved these Articles of Amendment.

FIFTH:  Each of the undersigned acknowledges these Articles of Amendment to be the act of the Corporation and, as to all matters and facts required to be verified under oath each of the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on this 11th day of October, 2005.

MINTO BUILDERS (FLORIDA), INC.

	By:	/s/ J. Eric McKinney
Name: J. Eric McKinney
Title: Executive Vice President

	By:	/s/ Peter Goring
Name: Peter Goring
Title: Executive Vice President

ATTEST:

Name:
Title: